
VONS


SAFEWAY

2nd QUARTER 2016

SUPPLEMENTAL INFORMATION

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION


Ralphs

RETAIL OPPORTUNITY INVESTMENTS CORPORATION
8905 TOWNE CENTRE DRIVE SUITE 108
SAN DIEGO, CALIFORNIA 92122

www.roireit.net

Our Company

Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of June 30, 2016, ROIC owned 77 shopping centers encompassing approximately 9.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at www.roireit.net.

Supplemental Information

The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Non-GAAP Disclosures

Funds from operations ("FFO"), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The Company uses cash net operating income ("NOI") internally to evaluate and compare the operating performance of the Company's properties. The Company believes cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company's properties but does not measure the Company's performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company's cash NOI may not be comparable to other REITs.

Table of Contents

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands, except par values and share amounts)

	06/30/16	12/31/15
ASSETS:		
Real Estate Investments:		
Land	$ 730,661	$ 669,307
Building and improvements	1,835,071	1,627,310
Less: accumulated depreciation	(162,411)	(134,311)
Real Estate Investments, net	2,403,321	2,162,306
Cash and cash equivalents	17,535	8,844
Restricted cash	121	227
Tenant and other receivables, net	30,480	28,652
Deposits	2,000	500
Acquired lease intangible assets, net of accumulated amortization	77,017	66,942
Prepaid expenses	943	1,953
Deferred charges, net of accumulated amortization	33,747	30,129
Other	1,778	1,895
TOTAL ASSETS	$ 2,566,942	$ 2,301,448
LIABILITIES:		
Term loan	$ 298,996	$ 298,802
Credit facility	330,591	132,028
Senior Notes Due 2024	245,092	244,833
Senior Notes Due 2023	244,736	244,426
Mortgage notes payable	71,961	62,156
Acquired lease intangible liabilities, net of accumulated amortization	142,815	124,861
Accounts payable and accrued expenses	15,479	13,205
Tenants' security deposits	5,709	5,085
Other liabilities	14,541	11,036
TOTAL LIABILITIES	1,369,920	1,136,432
Non-controlling interests - redeemable OP Units	-	33,674
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	10	10
Additional paid-in-capital	1,218,721	1,166,395
Accumulated deficit	(143,563)	(122,991)
Accumulated other comprehensive loss	(6,328)	(6,743)
Total Retail Opportunity Investments Corp. stockholders' equity	1,068,840	1,036,671
Non-controlling interests	128,182	94,671
TOTAL EQUITY	1,197,022	1,131,342
TOTAL LIABILITIES AND EQUITY	$ 2,566,942	$ 2,301,448

The Company's Form 10-Q for the quarter ended June 30, 2016, and Form 10-K for the year ended December 31, 2015 should be read in conjunction with the above information.

ROIC

Income Statements

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/16	06/30/15	06/30/16	06/30/15
REVENUES:				
Base rents	$ 45,652	$ 36,028	$ 89,500	$ 71,230
Recoveries from tenants	12,511	9,841	24,371	19,530
Other income	508	346	894	577
TOTAL REVENUES	58,671	46,215	114,765	91,337
OPERATING EXPENSES:				
Property operating	$ 8,210	$ 6,854	$ 15,708	$ 13,779
Property taxes	6,053	4,686	11,708	9,418
Depreciation and amortization	21,821	16,874	42,754	34,508
General and administrative expenses	3,516	3,654	6,835	6,295
Acquisition transaction costs	298	245	434	416
Other expense	217	104	371	253
TOTAL OPERATING EXPENSES	40,115	32,417	77,810	64,669
OPERATING INCOME	18,556	13,798	36,955	26,668
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(9,918)	(8,387)	(19,392)	(16,881)
TOTAL NON-OPERATING EXPENSES	(9,918)	(8,387)	(19,392)	(16,881)
NET INCOME	$ 8,638	$ 5,411	$ 17,563	$ 9,787
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(934)	(210)	(1,832)	(386)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 7,704	$ 5,201	$ 15,731	$ 9,401
NET INCOME PER COMMON SHARE - BASIC	$ 0.08	$ 0.05	$ 0.16	$ 0.10
NET INCOME PER COMMON SHARE - DILUTED	$ 0.08	$ 0.05	$ 0.16	$ 0.10
Weighted average common shares outstanding - basic	100,166	93,586	99,789	93,339
Weighted average common shares outstanding - diluted	112,643	97,612	111,689	97,425

The Company's Form 10-Q for the quarters ended June 30, 2016 and June 30, 2015 should be read in conjunction with the above information.

ROIC

Funds From Operations

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/16	**06/30/15**	**06/30/16**	**06/30/15**
Funds from Operations (FFO) [(1)] *:*				
Net income attributable to ROIC common stockholders	$ 7,704	$ 5,201	$ 15,731	$ 9,401
Plus:				
Depreciation and amortization expense	21,821	16,874	42,754	34,508
FUNDS FROM OPERATIONS - BASIC	$ 29,525	$ 22,075	$ 58,485	$ 43,909
Net income attributable to non-controlling interests	934	210	1,832	386
FUNDS FROM OPERATIONS - DILUTED	$ 30,459	$ 22,285	$ 60,317	$ 44,295
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.29	$ 0.24	$ 0.59	$ 0.47
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.23	$ 0.54	$ 0.45
Weighted average common shares outstanding - basic	100,166	93,586	99,789	93,339
Weighted average common shares outstanding - diluted	112,643	97,612	111,689	97,425
Common dividends per share	$ 0.18	$ 0.17	$ 0.36	$ 0.34
FFO Payout Ratio	66.7%	73.9%	66.7%	75.6%

(1) - Funds from operations ("FFO"), is a widely recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Bernardo Heights Plaza	$ 8,312	5.7%	3.3%	07/11/17	0.7%
Santa Teresa Village	10,499	6.2%	3.3%	02/01/18	0.9%
Magnolia Shopping Center	9,223	5.5%	3.9%	10/01/18	0.8%
Casitas Plaza Shopping Center	7,517	5.3%	4.2%	06/01/22	0.6%
Diamond Hills Plaza	35,500	3.6%	3.6%	10/01/25	2.8%
Net unamortized premiums on mortgages	1,379				
Net unamortized deferred financing charges	(469)				
Total Mortgage Debt	**$ 71,961**	**4.7%**	**3.7%**	**5.9 Years (WA)**	**5.8%**
Unsecured Senior Notes:					
Senior Notes Due 2023	$ 250,000	5.0%	5.2%	12/15/23	20.8%
Net unamortized discount on notes	(3,303)				
Net unamortized deferred financing charges	(1,961)				
Senior Notes Due 2023, net	**244,736**				
Senior Notes Due 2024	250,000	4.0%	4.2%	12/15/24	20.8%
Net unamortized discount on notes	(3,043)				
Net unamortized deferred financing charges	(1,865)				
Senior Notes Due 2024, net	**245,092**				
Total Unsecured Senior Notes	**$ 489,828**	**4.4%**	**4.7%**	**8.0 Years (WA)**	**41.6%**
Interest rate swaps	100,000	2.0%	2.0%	1/31/2019	8.3%
Total Fixed Rate Debt	**$ 661,789**	**4.1%**	**4.1%**	**6.9 Years (WA)**	**55.7%**
Variable Rate Debt					
Credit Facility	$ 333,500	1.4%	1.4%	01/31/19 (1)	27.7%
Net unamortized deferred financing charges	(2,909)				
Credit Facility, net	**330,591**				
Term Loan	300,000	1.5%	1.5%	01/31/19 (1)	24.9%
Net unamortized deferred financing charges	(1,004)				
Term Loan, net	**298,996**				
Interest rate swaps	(100,000)				(8.3%)
Total Variable Rate Debt	**$ 529,587**	**1.5%**	**1.5%**	**2.6 Years (WA)**	**44.3%**
TOTAL DEBT	**$ 1,191,376**	**2.9%**	**3.0%**	**5.0 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(1,379)				
Net unamortized discount on notes	6,346				
Net unamortized deferred financing charges	8,208				
Total Principal Debt	**$ 1,204,551**				

(1) Does not include extension options available to ROIC.

ROIC

Summary of Debt Outstanding, continued

(unaudited, dollars in thousands)

Summary of Principal Maturities

Year	Mortgage Principal Amortization	Mortgage Principal due at Maturity	Credit Facility	Term Loan	Senior Unsecured Notes	Total Principal Payments	Percentage of Debt Maturing
2016 (1)	$ 370	$ -	$ -	$ -	$ -	$ 370	0.1%
2017	687	8,099	-	-	-	8,786	0.7%
2018	337	18,900	-	-	-	19,237	1.6%
2019	157	-	333,500 (2)	300,000 (2)	-	633,657	52.6%
2020	166	-	-	-	-	166	0.0%
2021	282	-	-	-	-	282	0.0%
2022	737	6,585	-	-	-	7,322	0.6%
2023	686	-	-	-	250,000	250,686	20.8%
2024	708	-	-	-	250,000	250,708	20.8%
2025	550	32,787	-	-	-	33,337	2.8%
	$ 4,680	$ 66,371	$ 333,500	$ 300,000	$ 500,000	$ 1,204,551	100.0%

Summary of Unencumbered/Encumbered Properties

	Number of Properties	GLA	Percentage of GLA
Unencumbered properties	72	8,608,955	94.3%
Encumbered properties	5	516,163	5.7%
	77	9,125,118	100.0%

Summary of Unsecured Debt/Secured Debt

	Amount	Percentage of Total Principal Debt
Unsecured principal debt	$ 1,133,500	94.1%
Secured principal debt	71,051	5.9%
Total Principal Debt	$ 1,204,551	100.0%

(1) On April 1, 2016, ROIC paid off the mortgage note encumbering the Gateway Village III shopping center scheduled to expire July 2016.
(2) Does not include extension options available to ROIC.

ROIC

Selected Financial Analysis

(unaudited, dollars in thousands, except per share amounts)

	06/30/16	03/31/16 (1)	12/31/15	09/30/15	06/30/15
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	4.1x	4.2x	4.0x	3.8x	3.7x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	4.0x	4.1x	3.9x	3.7x	3.6x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.3x	6.5x	6.9x	6.6x	6.8x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	32.8%	31.8%	33.2%	33.9%	36.0%
Total principal debt/total equity market capitalization	48.9%	46.6%	49.7%	51.3%	56.2%
Total principal debt/total book assets	46.9%	44.0%	42.9%	42.3%	43.7%
Total principal debt/undepreciated book value	44.1%	41.4%	40.6%	39.9%	41.4%
Secured principal debt/undepreciated book value	2.6%	3.1%	2.6%	2.9%	3.7%
Market capitalization calculations, at period end:					
Common shares outstanding	101,564	99,526	99,148	99,123	93,601
Operating partnership units (OP units) outstanding	12,180	12,274	12,196	3,771	3,771
Common stock price per share	$21.67	$20.12	$ 17.90	$ 16.54	$ 15.62
Total equity market capitalization	$ 2,464,823	$ 2,249,419	$ 1,993,043	$ 1,701,866	$ 1,520,959
Total principal debt	1,204,551	1,047,869	991,432	872,264	855,090
TOTAL MARKET CAPITALIZATION	$ 3,669,374	$ 3,297,288	$ 2,984,475	$ 2,574,130	$ 2,376,049
Unsecured Senior Notes Financial Covenants: (2)					
Total debt to total assets not to exceed 60%	46.1%	43.3%	42.9%	42.6%	44.2%
Total secured debt to total assets not to exceed 40%	2.8%	3.3%	2.7%	3.1%	3.9%
Total unencumbered assets to total unsecured debt not to be less than 150%	216.6%	232.9%	237.6%	240.5%	223.1%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	4.0x	3.9x	3.8x	3.8x	3.8x

(1) Commencing Q1 2016, calculations are measured using actual principal debt outstanding without adjustment for debt issuance costs, premiums or discounts. All prior periods are as historically reported.

(2) Calculated in accordance with GAAP pursuant to underlying bond indentures.

ROIC

2016 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	Purchase Amount		Owned GLA
1Q 2016					
Magnolia Shopping Center	Santa Barbara, CA	03/10/16	$	39,154	116,360
Casitas Plaza Shopping Center	Carpinteria, CA	03/10/16		24,866	97,407
Total 1Q 2016			$	64,020	213,767
2Q 2016					
Bouquet Center	Santa Clarita, CA	04/28/16	$	59,000	148,903
North Ranch Shopping Center	Westlake Village, CA	06/01/16		122,800	146,625
Total 2Q 2016			$	181,800	295,528
Total 2016 Acquisitions			$	245,820	509,295

ROIC

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$ 1,766	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.4%	2,153	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	90.3%	2,633	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	100.0%	1,594	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	96.0%	1,198	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,107	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	98.5%	2,142	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	100.0%	3,464	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,440	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	766,471	98.4%	11,741	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	100.0%	2,010	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	149,651	93.1%	1,941	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	100.0%	2,700	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza		Woodland Hills	CA	12/31/15	112,261	88.0%	3,963	Sprouts Market
Magnolia Shopping Center		Santa Barbara	CA	03/10/16	116,360	100.0%	2,183	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center		Carpinteria	CA	03/10/16	97,407	100.0%	1,528	Albertson's Supermarket, CVS Pharmacy
Bouquet Center		Santa Clarita	CA	04/28/16	148,903	96.0%	3,171	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center		Westlake Village	CA	06/01/16	146,625	98.7%	5,024	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
Los Angeles metro area total					**2,716,564**	**97.7%**	**$ 53,758**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	$ 1,996	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,717	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,111	98.7%	2,421	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	99.0%	1,924	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,601	AA Supermarket, Ross Dress For Less
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	99.1%	3,909	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,419	Kroger (Ralph's) Supermarket, Planet Fitness
Mission Foothill Marketplace	*	Mission Viejo	CA	12/04/14	110,678	93.7%	1,731	Safeway (Vons) Supermarket [3], CVS Pharmacy
Orange Country metro area total					**873,311**	**98.7%**	**$ 17,718**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,142	95.9%	$ 3,270	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%	2,370	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,450	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	89.0%	1,674	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	915	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,251	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	100.0%	2,703	Stater Brothers Supermarket, DigiPlex Theatre
San Diego metro area total					**688,453**	**97.8%**	**$ 15,633**	
Southern California Totals					**4,278,328**	**97.9%**	**$ 87,109**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers own their own space and are not tenants of ROIC.
(3) This tenant is not in possession of the space but has an ongoing financial obligation to ROIC.
*Denotes properties in same center pool for 2Q 2016.

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
San Francisco metro area								
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$ 1,471	Buy Buy Baby, Total Wine and More, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,502	91.3%	2,495	SaveMart (Lucky) Supermarket, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	92.0%	1,941	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,186	96.8%	1,962	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%	521	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	91.2%	2,302	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%	1,194	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%	2,061	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	98.2%	2,150	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%	1,273	Grocery Outlet Supermarket
Jackson Square		Hayward	CA	07/01/15	114,220	100.0%	2,113	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre		San Ramon	CA	09/01/15	110,440	96.4%	2,384	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza		Danville	CA	12/04/15	61,860	96.3%	2,113	Lunardi's Market
San Francisco metro area total					**1,214,464**	**95.9%**	**$ 23,980**	
Sacramento metro area								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	93.6%	$ 1,184	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	87.0%	2,473	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree, Planet Fitness
Morada Ranch	*	Stockton	CA	05/16/11	101,842	99.4%	2,250	Raleys Supermarket
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	99.2%	1,980	Safeway Supermarket, Dollar Tree, US Postal Service
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	87.8%	854	CVS Pharmacy
Sacramento metro area total					**598,003**	**92.5%**	**$ 8,741**	
Northern California Totals					**1,812,467**	**94.8%**	**$ 32,721**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers own their own space and are not tenants of ROIC.

*Denotes properties in same center pool for 2Q 2016.

ROIC

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	96.9%	$ 602	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,447	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,519	100.0%	2,319	PCC Natural Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	92.6%	1,630	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,805	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	87.7%	2,300	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	334	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,508	95.4%	2,489	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,846	99.5%	9,523	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Aurora Square II	*	Shoreline	WA	05/22/14	65,680	100.0%	1,065	Marshall's, Pier 1 Imports
Bellevue Marketplace [4]		Bellevue	WA	12/10/15	113,758	100.0%	2,327	Asian Food Center
Four Corner Square		Maple Valley	WA	12/21/15	119,560	100.0%	2,508	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Seattle metro area total					**1,508,877**	**97.7%**	**$ 28,349**	
Portland metro area								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	77.6%	$ 1,084	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%	3,351	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	97.6%	1,639	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%	1,610	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	94.9%	1,582	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,195	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	912	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,408	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	98.3%	938	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%	1,932	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	98.9%	2,582	Thriftway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade		Tigard	OR	07/28/15	88,043	97.7%	1,380	Safeway Supermarket
Sunnyside Village Square		Happy Valley	OR	07/28/15	84,870	100.0%	1,268	Albertson's Supermarket [3], Ace Hardware
Johnson Creek Center		Happy Valley	OR	11/09/15	108,588	100.0%	2,170	Trader Joe's, Walgreens, Sportsman's Warehouse
Portland metro area total					**1,525,446**	**97.5%**	**$ 24,051**	
Pacific Northwest Totals					**3,034,323**	**97.6%**	**$ 52,400**	
TOTAL SHOPPING CENTERS					**9,125,118**	**97.2%**	**$ 172,230**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers own their own space and are not tenants of ROIC.
(3) This tenant is not in possession of the space but has an ongoing financial obligation to ROIC.
(4) Formerly known as Sterno Shopping Center.
*Denotes properties in same center pool for 2Q 2016.

ROIC

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				Six Months Ended			
	06/30/16	06/30/15	$ Change	% Change	06/30/16	06/30/15	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	64	64			61	61		
Same-center occupancy	97.1%	97.3%		(0.2%)	97.1%	97.2%		(0.1%)
REVENUES:								
Base rents	$ 33,534	$ 32,127	$ 1,407	4.4%	$ 64,146	$ 61,078	$ 3,068	5.0%
Percentage rent	154	69	85	123.2%	320	169	151	89.3%
Recoveries from tenants	10,595	9,891	704	7.1%	20,378	18,922	1,456	7.7%
Other property income	513	356	157	44.1%	657	548	109	19.9%
TOTAL REVENUES	44,796	42,443	2,353	5.5%	85,501	80,717	4,784	5.9%
OPERATING EXPENSES:								
Property operating expenses	$ 6,953	$ 6,679	$ 274	4.1%	$ 13,073	$ 12,477	$ 596	4.8%
Bad debt expense	753	333	420	126.1%	799	644	155	24.1%
Property taxes	4,842	4,682	160	3.4%	9,298	8,984	314	3.5%
TOTAL OPERATING EXPENSES	12,548	11,694	854	7.3%	23,170	22,105	1,065	4.8%
SAME-CENTER CASH NET OPERATING INCOME	**$ 32,248**	**$ 30,749**	**$ 1,499**	**4.9%**	**$ 62,331**	**$ 58,612**	**$ 3,719**	**6.3%**
SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION								
Same-center cash net operating income	$ 32,248	$ 30,749			$ 62,331	$ 58,612		
ADJUSTMENTS:								
Depreciation and amortization	(21,821)	(16,874)			(42,754)	(34,508)		
General and administrative expenses	(3,516)	(3,654)			(6,835)	(6,295)		
Acquisition transaction costs	(298)	(245)			(434)	(416)		
Other expense	(217)	(104)			(371)	(253)		
Property revenues and expenses [2]	5,627	3,735			10,710	6,923		
Non same-center cash NOI	6,533	191			14,308	2,605		
GAAP OPERATING INCOME	**$ 18,556**	**$ 13,798**			**$ 36,955**	**$ 26,668**		

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods

Top Ten Tenants

(dollars in thousands)

Tenant	Number of Leases	Leased GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1 Albertson's / Safeway Supermarkets	19	954,505	10.8%	$ 10,814	6.3%
2 Kroger Supermarkets	9	368,461	4.2%	5,334	3.1%
3 Rite Aid Pharmacy	13	245,682	2.8%	3,108	1.8%
4 SaveMart Supermarkets	4	187,639	2.1%	2,723	1.6%
5 JP Morgan Chase	19	85,873	1.0%	2,643	1.5%
6 Marshall's / TJMaxx	6	178,645	2.0%	2,587	1.5%
7 Ross Dress For Less / dd's Discounts	7	191,703	2.2%	2,558	1.5%
8 Sprouts Markets	4	159,163	1.8%	2,544	1.5%
9 H-Mart Supermarkets	3	147,040	1.7%	2,383	1.4%
10 CVS Pharmacy	8	150,359	1.7%	2,182	1.3%
Top 10 Tenants Total	92	2,669,070	30.3%	$ 36,876	21.5%
Other Tenants	1,654	6,196,195	69.7%	135,354	78.5%
Total Portfolio	1,746	8,865,265	100.0%	$ 172,230	100.0%

ROIC

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	2	112,057	1.3%	$ 560	0.3%	$ 5.00
2017	9	255,058	2.9%	2,657	1.5%	10.42
2018	19	544,783	6.1%	8,373	4.9%	15.37
2019	14	430,453	4.9%	6,788	3.9%	15.77
2020	15	535,337	6.0%	5,606	3.3%	10.47
2021	13	435,082	4.9%	5,248	3.0%	12.06
2022	10	309,305	3.5%	4,212	2.4%	13.62
2023	13	493,278	5.6%	7,748	4.5%	15.71
2024	5	246,034	2.8%	3,092	1.8%	12.57
2025	10	341,785	3.9%	4,919	2.9%	14.39
2026+	27	1,191,899	13.3%	16,663	9.7%	13.98
	137	4,895,071	55.2%	$ 65,866	38.2%	$ 13.46

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	139	238,244	2.6%	$ 6,877	4.0%	$ 28.87
2017	277	599,153	6.8%	16,209	9.4%	27.05
2018	253	542,279	6.1%	15,482	9.0%	28.55
2019	239	560,406	6.3%	14,345	8.3%	25.60
2020	213	510,125	5.8%	13,945	8.1%	27.34
2021	203	495,472	5.6%	13,031	7.6%	26.30
2022	72	245,509	2.8%	6,375	3.7%	25.97
2023	39	120,734	1.4%	3,331	1.9%	27.59
2024	55	166,951	1.9%	4,483	2.6%	26.85
2025	42	158,236	1.8%	3,766	2.2%	23.80
2026+	77	333,085	3.7%	8,520	5.0%	25.58
	1,609	3,970,194	44.8%	$ 106,364	61.8%	$ 26.79

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	141	350,301	3.9%	$ 7,437	4.3%	$ 21.23
2017	286	854,211	9.7%	18,866	10.9%	22.09
2018	272	1,087,062	12.2%	23,855	13.9%	21.94
2019	253	990,859	11.2%	21,133	12.2%	21.33
2020	228	1,045,462	11.8%	19,551	11.4%	18.70
2021	216	930,554	10.5%	18,279	10.6%	19.64
2022	82	554,814	6.3%	10,587	6.1%	19.08
2023	52	614,012	7.0%	11,079	6.4%	18.04
2024	60	412,985	4.7%	7,575	4.4%	18.34
2025	52	500,021	5.7%	8,685	5.1%	17.37
2026+	104	1,524,984	17.0%	25,183	14.7%	16.51
	1,746	8,865,265	100.0%	$ 172,230	100.0%	$ 19.43

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

ROIC

Leasing Summary

	For the Three Months Ended June 30, 2016			For the Six Months Ended June 30, 2016		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	46	-	46	75	3	78
Gross Leasable Area (sq. ft.)	76,006	-	76,006	124,879	62,996	187,875
Initial Base Rent ($/sq. ft.) (1)	$ 25.14	$ -	$ 25.14	$ 25.06	$ 17.37	$ 22.48
Tenant Improvements ($/sq. ft.)	$ 35.72	$ -	$ 35.72	$ 26.72	$ 21.14	$ 24.85
Leasing Commissions ($/sq. ft.)	$ 1.41	$ -	$ 1.41	$ 1.31	$ 1.64	$ 1.42
Weighted Average Lease Term (Yrs.) (2)	5.2	-	5.2	5.4	11.2	7.3
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	37	-	37	104	-	104
Gross Leasable Area (sq. ft.)	75,056	-	75,056	215,888	45,262	261,150
Initial Base Rent ($/sq. ft.) (1)	$ 30.64	$ -	$ 30.64	$ 30.54	$ 21.02	$ 28.89
Tenant Improvements ($/sq. ft.)	$ 0.07	$ -	$ 0.07	$ 0.81	$ -	$ 0.67
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (2)	4.4	-	4.4	4.6	4.1	4.5
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	83	-	83	179	5	184
Gross Leasable Area (sq. ft.)	151,062	-	151,062	340,767	108,258	449,025
Initial Base Rent ($/sq. ft.) (1)	$ 27.87	$ -	$ 27.87	$ 28.54	$ 18.90	$ 26.21
Tenant Improvements ($/sq. ft.)	$ 18.01	$ -	$ 18.01	$ 10.30	$ 12.30	$ 10.79
Leasing Commissions ($/sq. ft.)	$ 0.71	$ -	$ 0.71	$ 0.48	$ 0.95	$ 0.60
Weighted Average Lease Term (Yrs.) (2)	4.8	-	4.8	4.9	8.2	5.7

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.
(2) Does not assume exercise of renewal options.

ROIC

Same-Space Comparative Leasing Summary

	For the Three Months Ended June 30, 2016			For the Six Months Ended June 30, 2016		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	27	-	27	45	3	48
Comparative GLA (sq. ft.) (1)	44,363	-	44,363	76,417	62,996	139,413
Prior Base Rent ($/sq. ft.) (2)	$ 23.02	$ -	$ 23.02	$ 23.29	$ 14.47	$ 19.31
Initial Base Rent ($/sq. ft.)	$ 28.70	$ -	$ 28.70	$ 27.57	$ 17.37	$ 22.96
Percentage Change in Base Rents	24.7%	-	24.7%	18.4%	20.0%	18.9%
Tenant Improvements ($/sq. ft.)	$ 53.22	$ -	$ 53.22	$ 34.53	$ 21.14	$ 28.48
Leasing Commissions ($/sq. ft.)	$ 1.78	$ -	$ 1.78	$ 1.51	$ 1.64	$ 1.57
Weighted Average Lease Term (Yrs.) (3)	5.5	-	5.5	5.6	11.2	8.1
Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	37	-	37	104	-	104
Comparative GLA (sq. ft.)	75,056	-	75,056	215,888	45,262	261,150
Prior Base Rent ($/sq. ft.) (2)	$ 26.44	$ -	$ 26.44	$ 26.62	$ 20.56	$ 25.57
Initial Base Rent ($/sq. ft.)	$ 30.64	$ -	$ 30.64	$ 30.54	$ 21.02	$ 28.89
Percentage Change in Base Rents	15.9%	-	15.9%	14.7%	2.3%	13.0%
Tenant Improvements ($/sq. ft.)	$ 0.07	$ -	$ 0.07	$ 0.81	$ -	$ 0.67
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (3)	4.4	-	4.4	4.6	4.1	4.5
Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	64	-	64	149	3	152
Comparative GLA (sq. ft.) (1)	119,419	-	119,419	292,305	108,258	400,563
Prior Base Rent ($/sq. ft.) (2)	$ 25.17	$ -	$ 25.17	$ 25.75	$ 17.02	$ 23.39
Initial Base Rent ($/sq. ft.)	$ 29.92	$ -	$ 29.92	$ 29.77	$ 18.90	$ 26.83
Percentage Change in Base Rents	18.9%	-	18.9%	15.6%	11.1%	14.7%
Tenant Improvements ($/sq. ft.)	$ 19.81	$ -	$ 19.81	$ 9.63	$ 12.30	$ 10.35
Leasing Commissions ($/sq. ft.)	$ 0.66	$ -	$ 0.66	$ 0.39	$ 0.95	$ 0.55
Weighted Average Lease Term (Yrs.) (3)	4.8	-	4.8	4.9	8.2	5.8

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

Investor Information

Retail Opportunity Investments Corp.	Investor Relations:	Transfer Agent:
www.roireit.net	Ashley Bulot	Constance Adams
NASDAQ: ROIC	abulot@roireit.net	ComputerShare
8905 Towne Centre Drive, Suite 108	858.255.4913	constance.adams@computershare.com

Equity Research Coverage

Baird Equity Research	RJ Milligan	813.273.8252
Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Canaccord Genuity	Paul Morgan	415.325.4187
Capital One Securities, Inc.	Chris Lucas	571.633.8151
Citi	Michael Bilerman	212.816.1383
	Christy McElroy	212.816.6981
D.A. Davidson & Co.	James O. Lykins	503.603.3041
FBR & Co.	Bryan Maher	646.885.5423
Green Street	Jason White	949.640.8780
	Jay Carlington	949.640.8780
J.P. Morgan	Michael W. Mueller	212.622.6689
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	Paul Puryear	727.567.2253
	Collin Mings	727.567.2585
RBC Capital Markets	Rich Moore	440.715.2646
Wells Fargo	Jeff Donnelly	617.603.4262

Fixed Income Research Coverage

J.P. Morgan	Mark Streeter	212.834.5086

Ratings Agency Coverage

Moody's Investors Service	Merrie Frankel	212.553.3652
S&P Global Ratings	Michael Souers	212.438.2508